NEUBERGER BERMAN EQUITY FUNDS
           Investor Class
           Trust Class
           Advisor Class

SUPPLEMENT TO EACH PROSPECTUS DATED DECEMBER 16, 2000

NEUBERGER BERMAN FOCUS FUND

The prospectuses for the Investor, Trust and Advisor Classes of Neuberger Berman Equity Funds are hereby amended to add the following:

MAIN RISKS - At a meeting on March 30, 2001, the shareholders of Neuberger Berman Focus Fund approved changing the Fund's classification from "diversified" to "non-diversified." This means that the percentage of Focus Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

THE DATE OF THIS SUPPLEMENT IS APRIL 2, 2001.

NEUBERGER BERMAN
Neuberger Berman Management
605 Third Avenue, 2nd Floor
New York, NY  10158-0180